                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K



                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):    December 31, 2001
                                                  ------------------------------


                       MOUNTAINBANK FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NORTH CAROLINA                 000-32547              56-2237240
--------------------------------------------------------------------------------
  (State or other jurisdiction         (Commission           (IRS Employer
        of incorporation)              File Number)       Identification No.)

            201 Wren Drive
            Hendersonville, North Carolina                         28792
--------------------------------------------------------------------------------
            (Address of principal executive offices)             (Zip Code)



      Registrant's telephone number, including area code:    (828) 693-7376
                                                          ----------------------

Item 2. Acquisition or Disposition of Assets.

     Effective at 5:01 P.M. on December 31, 2001, First Western Bank ("FWB") was merged into Registrant's wholly-owned banking subsidiary, MountainBank. FWB was an insured, North Carolina-chartered bank located in Burnsville, North Carolina, that first began banking operations on December 15, 1997. On September 30, 2001, First Western's unaudited interim financial statements reflected total assets of approximately $97.1 million, total loans of approximately $78.1, total deposits of approximately $67.6 million, and total shareholders' equity of approximately $13.4 million.

     FWB's principal executive offices were located in Burnsville (Yancey County), North Carolina. In addition to its main banking office, it operated two branch offices in Spruce Pine (Mitchell County), North Carolina, and one branch office in Weaverville (Buncombe County), North Carolina. FWB's principal banking market consisted of the area immediately surrounding its banking offices, including portions of Yancey, Mitchell, and Buncombe Counties, and is located in the mountains of North Carolina north of the City of Asheville.

     The merger was effected pursuant to an Agreement and Plan of Reorganization and Merger dated September 17, 2001, between Registrant, FWB and MountainBank (the "Agreement"). Under the Agreement, each of the outstanding shares of FWB's common stock held by its shareholders (other than shareholders who exercised their statutory dissenters' rights under North Carolina Law) were converted into
0.50 shares of Registrant's common stock. The merger was approved by FWB's shareholders at a special meeting on December 20, 2001.

     In connection with the merger, William A. Banks and Van F. Phillips, former directors of FWB, have been appointed to serve as directors of Registrant and MountainBank. Additionally, two other former FWB directors have been appointed to serve as directors of MountainBank.

     The merger is being treated as a "purchase" under generally accepted accounting principles.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The following audited financial statements and unaudited interim financial statements of FWB were previously filed with Amendment No. 1 to Registrant's Registration Statement on Form S-4 (Reg. No. 333-71516) and are not being refiled with this Report:

     (1)  Audited Financial Statements of FWB:

          (i)    Independent Auditors' Report

          (ii)   Balance Sheets -- December 31, 2000 and 1999

          (iii) Statements of Operations and Comprehensive Income (Loss) -- Years ended December 31, 2000, 1999 and 1998

          (iv) Statements of Changes in Shareholders' Equity -- Years ended December 31, 2000, 1999 and 1998

          (v) Statements of Cash Flows -- Years ended December 31, 2000, 1999 and 1998

          (vi) Notes to Financial Statements -- Years ended December 31, 2000, 1999 and 1998

     (2)  Unaudited Interim Financial Statements of FWB:

          (i) Balance sheets -- September 30, 2001 (unaudited) and December 31, 2000

          (ii) Statements of operations and comprehensive income (loss) (unaudited) -- Three- and nine-month periods ended September 30, 2001 and 2000

          (iii) Statements of cash flows (unaudited) -- Nine months ended September 30, 2001 and 2000

          (iv) Notes to financial statements (unaudited) -- Three- and nine-month periods ended September 30, 2001 and 2000

(b) Pro forma Condensed Combined Financial Statements. The following pro forma condensed combined financial statements will be filed by amendment to this Report:

     (1) Pro forma condensed combined balance sheet (unaudited)-- September 30, 2001

     (2) Pro forma condensed combined income statements -- For the nine months ended September 30, 2001

     (3) Pro Forma Condensed Combined Income Statements -- For the year ended December 31, 2000

     (4)  Notes to pro forma condensed combined financial statements

(c) Exhibits. The following exhibit was previously filed with Amendment No. 1 to Registrant's Registration Statement on Form S-4 (Reg. No. 333-71516) and is not being refiled with this Report:


Exhibit No.                             Exhibit Description
----------        --------------------------------------------------------------

    2             Agreement and Plan or Reorganization and Merger dated
                  September 17, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              MOUNTAINBANK FINANCIAL CORPORATION
                                                        (Registrant)




Date: January 14, 2002                         By: /s/ Gregory L. Gibson
                                                  ------------------------------
                                                    Gregory L. Gibson
                                                    Chief Financial Officer